Exhibit 1(b)

                               MERCURY FUNDS, INC.

                              ARTICLES OF AMENDMENT

      MERCURY FUNDS, INC., a Maryland corporation having its principal office in Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

      FIRST: Article IV, paragraphs (1) and (2) of the Charter of the Corporation are hereby amended in their entirety to read as follows:

            (1) The total number of shares of capital stock which the Corporation shall have authority to issue is Eleven Billion (11,000,000,000) shares, of the par value of One Hundredth of One Cent ($.0001) per share, and of the aggregate par value of One Million, One Hundred Thousand Dollars ($1,100,000). The capital stock consists of twenty-seven Series, known as Merrill Lynch Pan-European Growth Fund, Merrill Lynch International Fund, and Merrill Lynch Global Balanced Fund (collectively, the "Merrill Lynch Funds"), Mercury Japan Capital Fund, Mercury U.S. Small Cap Growth Fund, Mercury U.S. Large Cap Fund, Mercury Emerging Economies Fund, Mercury Select Growth Fund, Mercury Fund 9, Mercury Fund 10, Mercury Fund 11, Mercury Fund 12, Mercury Fund 13,
      Mercury  Fund 14,  Mercury  Fund 15,  Mercury  Fund 16,  Mercury  Fund 17,
      Mercury  Fund 18,  Mercury  Fund 19,  Mercury  Fund 20,  Mercury  Fund 21,
      Mercury Fund 22, Mercury Fund 23, Mercury Fund 24, Mercury Fund 25, Mercury Fund 26 and Mercury Fund 27 (collectively, the "Mercury Funds" and together with the Merrill Lynch Funds, the "Series"). Each Series, other than the Mercury U.S. Large Cap Fund, shall consist, until further changed, of Four Hundred Million (400,000,000) shares. The Mercury U.S. Large Cap Fund shall consist, until further changed, of Six Hundred Million (600,000,000) shares. The shares of each Mercury Fund shall consist, until further changed, of four Classes of shares designated Class I shares, Class A shares, Class B shares and Class C shares (the "Mercury Classes"). The shares of each Merrill Lynch Fund shall consist, until further changed, of four Classes of shares designated Class A shares, Class B shares, Class C shares and Class D shares (the "Merrill Lynch Classes" and together with the Mercury Classes, the "Classes"). Each Class of each Series, other than Class B of the Mercury U.S. Large Cap Fund, shall consist, until further changed, of One Hundred Million (100,000,000) shares. Class B of the Mercury U.S. Large Cap Fund shall consist, until further changed, of Three Hundred Million (300,000,000) shares.

            (2) Unless otherwise expressly provided in the Charter of the Corporation, each Class of shares of each Series shall represent an equal proportionate interest in the assets belonging to that Series (subject to the liabilities of that Series) and each share of a particular Series shall have identical voting, dividend, liquidation and other rights; provided, however, that notwithstanding anything in the Charter of the Corporation to the contrary:

            (i) Each Class of shares may be issued and sold subject to such different sales loads or charges, whether initial, deferred or contingent, or any combination thereof, as the Board of Directors may from time to time establish in accordance with the Investment Company Act of 1940, as amended, and other applicable law.

            (ii) Liabilities of a Series which are determined by or under the supervision of the Board of Directors to be attributable to a particular Class of that Series may be charged to that Class and appropriately reflected in the net asset value of, or dividends payable on, the shares of that Class of the Series.

            (iii) The  Classes  of shares of a  particular  Series may have such different exchange and conversion rights as the Board of Directors shall provide in compliance with the Investment Company Act of 1940, as amended.

      SECOND: The foregoing amendment of the Charter of the Corporation represents a redesignation of several Series and Classes of the capital stock of the Corporation as follows:

            (1) The Series and Classes of the capital stock that the Corporation has authority to issue before the redesignation are as follows:

            Mercury Pan-European Growth Fund: Class I shares (100,000,000 shares); Class A shares (100,000,000 shares); Class B shares (100,000,000 shares); and Class C shares (100,000,000 shares).

            Mercury International Fund: Class I shares (100,000,000 shares); Class A shares (100,000,000 shares); Class B shares (100,000,000 shares); and Class C shares (100,000,000 shares).

            Mercury Global Balanced Fund: Class I shares (100,000,000 shares); Class A shares (100,000,000 shares); Class B shares (100,000,000 shares); and Class C shares (100,000,000 shares).

            Mercury Japan Capital Fund: Class I shares (100,000,000 shares); Class A shares (100,000,000 shares); Class B shares (100,000,000 shares); and Class C shares (100,000,000 shares).

            Mercury U.S. Small Cap Growth Fund: Class I shares (100,000,000 shares); Class A shares (100,000,000 shares); Class B shares (100,000,000 shares); and Class C shares (100,000,000 shares).


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

            Mercury U.S. Large Cap Fund: Class I shares (100,000,000 shares); Class A shares (100,000,000 shares); Class B shares (300,000,000 shares); and Class C shares (100,000,000 shares).

            Mercury  Emerging  Economies  Fund:  Class  I  shares   (100,000,000
            shares); Class A shares (100,000,000 shares); Class B shares (100,000,000 shares); and Class C shares (100,000,000 shares).

            Mercury Select Growth Fund: Class I shares (100,000,000 shares); Class A shares (100,000,000 shares); Class B shares (100,000,000 shares); and Class C shares (100,000,000 shares).

            Mercury Fund 9: Class I shares (100,000,000 shares); Class A shares (100,000,000 shares); Class B shares (100,000,000 shares); and Class C shares (100,000,000 shares).

            Mercury Fund 10: Class I shares (100,000,000 shares); Class A shares (100,000,000 shares); Class B shares (100,000,000 shares); and Class C shares (100,000,000 shares).

            Mercury Fund 11: Class I shares (100,000,000 shares); Class A shares (100,000,000 shares); Class B shares (100,000,000 shares); and Class C shares (100,000,000 shares).

            Mercury Fund 12: Class I shares (100,000,000 shares); Class A shares (100,000,000 shares); Class B shares (100,000,000 shares); and Class C shares (100,000,000 shares).

            Mercury Fund 13: Class I shares (100,000,000 shares); Class A shares (100,000,000 shares); Class B shares (100,000,000 shares); and Class C shares (100,000,000 shares).

            Mercury Fund 14: Class I shares (100,000,000 shares); Class A shares (100,000,000 shares); Class B shares (100,000,000 shares); and Class C shares (100,000,000 shares).

            Mercury Fund 15: Class I shares (100,000,000 shares); Class A shares (100,000,000 shares); Class B shares (100,000,000 shares); and Class C shares (100,000,000 shares).

            Mercury Fund 16: Class I shares (100,000,000 shares); Class A shares (100,000,000 shares); Class B shares (100,000,000 shares); and Class C shares (100,000,000 shares).

            Mercury Fund 17: Class I shares (100,000,000 shares); Class A shares (100,000,000 shares); Class B shares (100,000,000 shares); and Class C shares (100,000,000 shares).


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

            Mercury Fund 18: Class I shares (100,000,000 shares); Class A shares (100,000,000 shares); Class B shares (100,000,000 shares); and Class C shares (100,000,000 shares).

            Mercury Fund 19: Class I shares (100,000,000 shares); Class A shares (100,000,000 shares); Class B shares (100,000,000 shares); and Class C shares (100,000,000 shares).

            Mercury Fund 20: Class I shares (100,000,000 shares); Class A shares (100,000,000 shares); Class B shares (100,000,000 shares); and Class C shares (100,000,000 shares).

            Mercury Fund 21: Class I shares (100,000,000 shares); Class A shares (100,000,000 shares); Class B shares (100,000,000 shares); and Class C shares (100,000,000 shares).

            Mercury Fund 22: Class I shares (100,000,000 shares); Class A shares (100,000,000 shares); Class B shares (100,000,000 shares); and Class C shares (100,000,000 shares).

            Mercury Fund 23: Class I shares (100,000,000 shares); Class A shares (100,000,000 shares); Class B shares (100,000,000 shares); and Class C shares (100,000,000 shares).

            Mercury Fund 24: Class I shares (100,000,000 shares); Class A shares (100,000,000 shares); Class B shares (100,000,000 shares); and Class C shares (100,000,000 shares).

            Mercury Fund 25: Class I shares (100,000,000 shares); Class A shares (100,000,000 shares); Class B shares (100,000,000 shares); and Class C shares (100,000,000 shares).

            Mercury Fund 26: Class I shares (100,000,000 shares); Class A shares (100,000,000 shares); Class B shares (100,000,000 shares); and Class C shares (100,000,000 shares).

            Mercury Fund 27: Class I shares (100,000,000 shares); Class A shares (100,000,000 shares); Class B shares (100,000,000 shares); and Class C shares (100,000,000 shares).

            (2) The Series and Classes of the capital stock of the Corporation redesignated are as follows:

            The Series known as Mercury Pan-European Growth Fund is redesignated as Merrill Lynch Pan-European Growth Fund; and Class I shares (100,000,000 shares); Class A shares (100,000,000 shares); Class B shares (100,000,000 shares); and Class C shares (100,000,000 shares) within such Series are


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

            designated as Class A shares (100,000,000 shares); Class D shares (100,000,000 shares); Class B shares (100,000,000 shares); and Class C shares (100,000,000 shares), respectively.

            The Series known as Mercury International Fund is redesignated as Merrill Lynch International Fund; and Class I shares (100,000,000 shares); Class A shares (100,000,000 shares); Class B shares (100,000,000 shares); and Class C shares (100,000,000 shares) within such Series are designated as Class A shares (100,000,000 shares); Class D shares (100,000,000 shares); Class B shares (100,000,000 shares); and Class C shares (100,000,000 shares), respectively.

            The Series known as Mercury Global Balanced Fund is redesignated as Merrill Lynch Global Balanced Fund; and Class I shares (100,000,000 shares); Class A shares (100,000,000 shares); Class B shares (100,000,000 shares); and Class C shares (100,000,000 shares) within such Series are designated as Class A shares (100,000,000 shares); Class D shares (100,000,000 shares); Class B shares (100,000,000 shares); and Class C shares (100,000,000 shares), respectively.

            (3) The Series and Classes of the capital stock that the Corporation has authority to issue after the redesignation are as follows:

            Merrill Lynch Pan-European Growth Fund: Class A shares (100,000,000 shares); Class B shares (100,000,000 shares); Class C shares (100,000,000 shares); and Class D shares (100,000,000 shares).

            Merrill Lynch International Fund: Class A shares (100,000,000 shares); Class B shares (100,000,000 shares); Class C shares (100,000,000 shares); and Class D shares (100,000,000 shares).

            Merrill Lynch Global Balanced Fund: Class A shares (100,000,000 shares); Class B shares (100,000,000 shares); Class C shares (100,000,000 shares); and Class D shares (100,000,000 shares).

            Mercury Japan Capital Fund: Class I shares (100,000,000 shares); Class A shares (100,000,000 shares); Class B shares (100,000,000 shares); and Class C shares (100,000,000 shares).

            Mercury U.S. Small Cap Growth Fund: Class I shares (100,000,000 shares); Class A shares (100,000,000 shares); Class B shares (100,000,000 shares); and Class C shares (100,000,000 shares).


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

            Mercury U.S. Large Cap Fund: Class I shares (100,000,000 shares); Class A shares (100,000,000 shares); Class B shares (300,000,000 shares); and Class C shares (100,000,000 shares).

            Mercury  Emerging  Economies  Fund:  Class  I  shares   (100,000,000
            shares); Class A shares (100,000,000 shares); Class B shares (100,000,000 shares); and Class C shares (100,000,000 shares).

            Mercury Select Growth Fund: Class I shares (100,000,000 shares); Class A shares (100,000,000 shares); Class B shares (100,000,000 shares); and Class C shares (100,000,000 shares).

            Mercury Fund 9: Class I shares (100,000,000 shares); Class A shares (100,000,000 shares); Class B shares (100,000,000 shares); and Class C shares (100,000,000 shares).

            Mercury Fund 10: Class I shares (100,000,000 shares); Class A shares (100,000,000 shares); Class B shares (100,000,000 shares); and Class C shares (100,000,000 shares).

            Mercury Fund 11: Class I shares (100,000,000 shares); Class A shares (100,000,000 shares); Class B shares (100,000,000 shares); and Class C shares (100,000,000 shares).

            Mercury Fund 12: Class I shares (100,000,000 shares); Class A shares (100,000,000 shares); Class B shares (100,000,000 shares); and Class C shares (100,000,000 shares).

            Mercury Fund 13: Class I shares (100,000,000 shares); Class A shares (100,000,000 shares); Class B shares (100,000,000 shares); and Class C shares (100,000,000 shares).

            Mercury Fund 14: Class I shares (100,000,000 shares); Class A shares (100,000,000 shares); Class B shares (100,000,000 shares); and Class C shares (100,000,000 shares).

            Mercury Fund 15: Class I shares (100,000,000 shares); Class A shares (100,000,000 shares); Class B shares (100,000,000 shares); and Class C shares (100,000,000 shares).

            Mercury Fund 16: Class I shares (100,000,000 shares); Class A shares (100,000,000 shares); Class B shares (100,000,000 shares); and Class C shares (100,000,000 shares).

            Mercury Fund 17: Class I shares (100,000,000 shares); Class A shares (100,000,000 shares); Class B shares (100,000,000 shares); and Class C shares (100,000,000 shares).


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

            Mercury Fund 18: Class I shares (100,000,000 shares); Class A shares (100,000,000 shares); Class B shares (100,000,000 shares); and Class C shares (100,000,000 shares).

            Mercury Fund 19: Class I shares (100,000,000 shares); Class A shares (100,000,000 shares); Class B shares (100,000,000 shares); and Class C shares (100,000,000 shares).

            Mercury Fund 20: Class I shares (100,000,000 shares); Class A shares (100,000,000 shares); Class B shares (100,000,000 shares); and Class C shares (100,000,000 shares).

            Mercury Fund 21: Class I shares (100,000,000 shares); Class A shares (100,000,000 shares); Class B shares (100,000,000 shares); and Class C shares (100,000,000 shares).

            Mercury Fund 22: Class I shares (100,000,000 shares); Class A shares (100,000,000 shares); Class B shares (100,000,000 shares); and Class C shares (100,000,000 shares).

            Mercury Fund 23: Class I shares (100,000,000 shares); Class A shares (100,000,000 shares); Class B shares (100,000,000 shares); and Class C shares (100,000,000 shares).

            Mercury Fund 24: Class I shares (100,000,000 shares); Class A shares (100,000,000 shares); Class B shares (100,000,000 shares); and Class C shares (100,000,000 shares).

            Mercury Fund 25: Class I shares (100,000,000 shares); Class A shares (100,000,000 shares); Class B shares (100,000,000 shares); and Class C shares (100,000,000 shares).

            Mercury Fund 26: Class I shares (100,000,000 shares); Class A shares (100,000,000 shares); Class B shares (100,000,000 shares); and Class C shares (100,000,000 shares).

            Mercury Fund 27: Class I shares (100,000,000 shares); Class A shares (100,000,000 shares); Class B shares (100,000,000 shares); and Class C shares (100,000,000 shares).

      THIRD: The foregoing amendment of the Charter of the Corporation as hereinabove set forth was approved by a majority of the entire Board of Directors of the Corporation and is limited to changes expressly authorized by
Section 2-605 of Maryland General Corporation Law to be made without action by the stockholders. The foregoing amendment does not change the aggregate number of shares of capital stock (nor the aggregate number of shares of any Series or Class) that the Corporation has authority to issue nor the aggregate par value of shares of capital stock that the Corporation has authority to issue.


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

      FOURTH: The foregoing amendment to the Charter of the Corporation shall become effective at 12:01 AM EDT on May 1, 2002.


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

      IN WITNESS WHEREOF: MERCURY FUNDS, INC., has caused these presents to be signed in its name on its behalf by its Vice Presidents and witnessed by its Secretary on April 12, 2002.

                                       MERCURY FUNDS, INC.

                                       By: /s/ Donald C. Burke
                                           ------------------------------
                                       Donald C. Burke
                                       Vice President and Treasurer

Witness:

/s/ Phillip S. Gillespie
--------------------------------
Phillip S. Gillespie
Secretary

      THE UNDERSIGNED, Vice President of MERCURY FUNDS, INC., who executed on behalf of said Corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles of Amendment to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information, and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

                                       /s/ Donald C. Burke
                                       ----------------------------------
                                       Donald C. Burke
                                       Vice President and Treasurer


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